POWER OF ATTORNEY

KNOW ALL  PERSONS BY THESE  PRESENTS,  that the  undersigned,  an Officer of the OneAmerica  Funds,  Inc.,  a  Maryland  corporation,  registered  as an open end management  investment  company  under the  Investment  Company Act of 1940,  as amended ("1940 Act"),  (the "Fund"),  does hereby constitute and appoint Richard M. Ellery and Thomas M. Zurek,  each of them his or her true and lawful attorney and  agent  to do any  and  all  acts  and  things  and to  execute  any and all instruments  which said  attorney  and agent may deem  necessary or advisable to enable the Fund to comply  with the  Securities  Act of 1933,  as  amended  (the "Securities  Act"), 1940 Act and any rules,  regulations and requirements of the Securities and Exchange  Commission ("SEC"), in connection with the registration under  the  Securities  Act of the  shares  of  common  stock  of the Fund ( the "Securities") and in connection with the registration of the Fund under the 1940 Act,  including  specifically,  but  without  limiting  the  generality  of  the foregoing,  the power and  authority to sign for on behalf of the Fund,  and the name of the undersigned as Director or an officer,  as appropriate,  of the Fund to a Registration  Statement or to any amendment thereto filed with the SEC with respect  to  Securities  or with  respect to the Fund and to any  instrument  or document  filed  as  part  of,  as  an  exhibit  to or in  connection  with  any Registration Statement or Amendment.

IN WITNESS  WHEREOF,  the  undersigned  has caused  this Power of Attorney to be executed.

 Date:       4/19/2010                         Signature:           /s/ Sue Uhl

STATE OF INDIANA   )
                                           ) SS:
COUNTY OF MARION )

Before me,  Terri E. Miller,  a Notary  Public in and for said County and State, this  19 day of April 2010,  personally appeared Sue Uhl, who signed his mark on the foregoing  Power of Attorney,  and who declared his execution of the foregoing  Power of Attorney to be her free and voluntary  act and deed for the purposes expressed therein.

Notary Public          /s/ Terri Miller

My commission expires: 06/24/16

County of Residence: Marion

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